Exhibit 99.2

 +  Erik Holmlin, PhD, CEO of Bionano GenomicsAugust 24, 2020  Creating a leader in digital cytogenetics through a combination of systems & consumables with Laboratory Developed Tests (LDTs) & services in a CLIA-certified setting

   Legal Disclaimer This presentation contains forward-looking statements. Forward-looking statements describe future expectations, plans, results or strategies and are generally preceded by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential” and similar expressions (including the negative thereof). Forward-looking statements in this presentation include, but are not limited to, statements regarding: (i) growth drivers and expected levels of our organic growth; (ii) synergies created by our acquisition of Lineagen; (iii) the impact of our investment in R&D and commercial initiatives; (iv) our ability to stay in front of competitors’ improvements in technologies; (v) other statements that are not historical facts. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. Forward-looking statements are based only on current information, assumptions and expectations, and involve a number of risks and uncertainties relating to (i) challenges inherent in developing, manufacturing and commercializing products; (ii) the timing and mix of customer orders among our products; (iii) our ability to further deploy new products and applications and expand the markets for our technology platforms; (iv) third parties’ abilities to manufacture our instruments and consumables; (v) the success of products competitive with our own; (vi) our expectations and beliefs regarding future growth of the combined business and the markets in which we operate; (vii) the accuracy of our estimates, (viii) our ability to fund our operations and (ix) the application of generally accepted accounting principles which are highly complex and involve many subjective assumptions. We are under no duty to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Moreover, except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements contained in this presentation. More information about these and other statements, risks and uncertainties is contained in our filings with the U.S. Securities and Exchange Commission. All forward-looking statements contained in this presentation speak only as of the date on which they were made. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, occurrence of future events or otherwise except as required by applicable law.

 Bionano Sells the Saphyr System to Detect the Other Genome Variant: Structural Variations (SVs)

Saphyr May Drive the Digital Cytogenetics Revolution

CYTOGENETICS

Uses combination of multiple techniques incl. microscopes to manually visualize banding patterns on intact chromosomes to detect SVs





KARYOTYPING
Max resolution of ~5Mb
Requires cell culture



FISH
Only tests selected genes
Low throughput



MICROARRAY
Only detects deletions and duplications, misses all balanced events

DIGITAL CYTOGENETICS

Uses Saphyr to automatically image 1000x more label patterns on single DNA molecules in massively parallel nanochannels to detect SVs bionano
saphyr





Cytogenetic & chromosomal SV analysis is FIRST LINE analysis in guidelines by NCCN, WHO, ACMG, etc. for genetic diseases, liquid tumors (leukemias and lymphomas), and solid tumors (cancer)

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Lineagen is a Complementary Business that Provides Actionable Information through Diagnostic Services to Patients with Developmental Disorders

FROM ONE BUCCAL SWAB . . .

- **Five tests** providing multiple revenue streams
- **CLIA-certified LDTs** and services
- **Personalized**, easy-to-understand results
- **Genetic counseling** and clinical education
- **End-to-end support** with reimbursement

1. **firststep PLUS (FSDx)**
   Chromosomal Microarray (CMA) designed to detect larger deletions and duplications in the genome
2. **Fragile X Syndrome Testing (FRx)**
   Screening and diagnosis of Fragile X syndrome, the most common known genetic cause of ASD/ID that runs in families. Ordered with 75% of FirstStep^{Dx} PLUS CMA cases.
3. **Pharmacogenetics Testing (PGx)**
   Testing of genes that can impact dosage and choice of drug types, including Anti-Epilepsy and ADHD drugs
4. **nextstep PLUS (NSDx)**
   Next generation whole exome gene sequencing (WES) to detect single genome letter changes undetectable by CMA
5. **Whole Genome Diagnostic (WGDx)**
   Most comprehensive genetic test that can detect majority of genome mutations (deletions/duplications/single base changes)

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More than Products: Lineagen is an Accelerant for Digital Cytogenetics

REVENUE: IMMEDIATE IMPACT

Lineagen adds new revenue streams to help support growth of the combined business

COMBINING PRODUCT- AND SERVICE-BASED BUSINESSES

Provides centralized and decentralized offerings to support the broader market

ESSENTIAL COMPONENTS FOR BUILDING REIMBURSED DX MENU ON SAPHYR

Accelerates Saphyr entry into the clinic by adding content, skills, expertise and sample archives

CLIA Certification

- Development of proprietary LDTs helps drive Saphyr adoption
- Enhances Bionano offering to pharma customers seeking new therapeutic targets

Proprietary Content in Pediatric Neuro Developmental Disorders

Proprietary database from Toronto Sick Kids Hospital provides basis for differentiated tests, current and future

Patient Samples & Database

+60,000 tests performed on +30,000 patients, and counting

Clinical Cytogeneticists & Custom Interpretation Software

Provide expertise for improved Saphyr Dx and workflow integration

Genetic Counseling

Differentiated service and critical link between physicians, patients and families

Certified Coders

Trained billing specialists lay groundwork for reimbursement of Saphyr LDTs

3rd Party Payor Contracts

Leverage existing relationships and contracts with payors

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Bionano + Lineagen Side-by-Side:
Critical Mass to Support Global Adoption of Saphyr and Address Significant Clinical Unmet Needs

Bionano Genomics
Products: Systems, consumables and software for highly accurate structural variation analysis

A leader in digital cytogenetics providing researchers and clinicians with the tools to detect structural variations

- Saphyr genome imaging system and consumables sold to leading scientists and clinicians for digital cytogenetics
- Addresses a $2.6-3.8B market opportunity with system placement opportunity of ~10,000 systems
- Adoption by leading cytogenetics labs in US and Europe
- Growing bibliography of publications validate Saphyr as replacement for traditional cytogenetic methods including karyotyping, FISH and CMA, plus outdated molecular methods such as Southern Blot. They underscore Saphyr's ability to find SVs other methods fail to detect
- 101 employees
- LTM Revenues (June 30, 2020) $8.5 million

Lineagen
Services: Laboratory Developed Tests through CLIA-certified services for pediatric genetic disorders

A leader in neurodevelopmental disorder testing with CLIA-certified LDTs for both pediatric specialists and generalists alike

- Portfolio of CLIA-certified Laboratory Developed Tests to assist physicians in diagnosing genetic conditions sooner to develop personalized healthcare management for patients and families
- Addresses a $1B market for pediatric development disorders
- Proprietary content and powerful reports supported by robust team of clinical genetic specialists, including genetic counselors and cytogeneticists
- Strong commercial organization with extensive capabilities in the US
- Multi-year history of contracted, reliable & stable reimbursement from prominent public and private payors
- 35 employees
- LTM Revenues (June 30, 2020) $6.0 million

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 Bionano + Lineagen As One:Topline Expansion, Bigger Addressable Market, Deeper Market Penetration & New Products as Bionano Expands Clinical Applications  MULTIPLE WAYS TO ACCELERATE CLINICAL ADOPTION    Existing Bionano Business     Existing Lineagen Business First-Line CMA tests + WES    +    Expand to more services, including pharma services with Partner Labs    Leverage Lineagen’s reimbursement expertise to sell more Saphyrs    Novel Laboratory developed tests (LDTs)    Potential FDA-cleared tests    +    +    +    +

         The Combination Drives Financial Benefits  REVENUE SYNERGIES  Rapid market expansion for Saphyr  Expand Lineagen testing to new markets  Proprietary Cytogenetics IVD development  Operating Expenses  Lineagen provides BNGO with a strategic platform in the form of CLIA-certification and an existing commercial channel to support Saphyr adoption in new markets  Today Lineagen’s cytogenetic testing capabilities are focused on the pediatric neurodevelopmental market leaving many other markets, such as cancer, ripe for expansion  Together, BNGO and Lineagen are in an excellent position to develop high-performing/high-margin clinical diagnostics that can be first commercialized in the lab and ultimately as IVDs  Leveraging multiple economies of scale for combined companies  COST SYNERGIES

 Combining A Genomics Platform Company With A Diagnostic Testing Company Has Been Done Before      2013  2020  +  Illumina  Verinata Health  Invitae  Archer  +

2019 Pro Forma Financial Snapshot

($ in millions)

2019	BNGO Standalone	Lineagen Standalone	BNGO+Lineagen Pro forma
Revenue	$10.1M	$7.5M	$17.6M
Cost of Revenue	$6.8M	$3.4M	$10.2M

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Summary Terms

($ in millions)

Bionano acquired Lineagen by way of a stock deal valued at approximately $9.6M plus repayment of Lineagen's $1.1M PPP loan

Consideration	**Cash:**		None
	Stock:	**Shares:**	~6.2M (based on pps of $0.81)
		Value:	$5M
	Liabilities:		$4.6M in trade payables assumed[1] + $1.1M PPP loan repayment
	Earnout:		None
	Total Consideration:		$9.6 M + $1.1M PPP loan repayment

[1] *Approximately $1.7 million in liabilities were paid in full at closing (in addition to repayment of Lineagen's PPP loan)*

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Creating a leader in digital cytogenetics through a combination of systems & consumables with Laboratory Developed Tests (LDTs) & services in a CLIA-certified setting  +  Erik Holmlin, PhD, CEO of Bionano GenomicsAugust 24, 2020